Contact: Dean Ridlon, Investor Relations Director
         Phone:  978.640.5309
         Email:  Investor_Relations@avid.com


                    Avid Reports Strong Third Quarter Results

Tewksbury, MA - October 27, 2005 - Avid Technology, Inc. (NASDAQ: AVID) today reported revenues of $204.4 million for the three months ended September 30, 2005 compared to $147.4 million for the same period in 2004. Reflecting various non-cash charges primarily associated with the closing of the acquisition of Pinnacle Systems, Inc. on August 9, 2005, GAAP net loss for the quarter was $17.8 million, or $.46 per share compared to GAAP net income of $19.0 million, or $.54 per diluted share, in the third quarter of 2004.

Non-GAAP net income for the third quarter of 2005 was $24.2 million, or $.60 per diluted share, compared to non-GAAP net income of $20.4 million, or $.58 per diluted share in the corresponding quarter of 2004. In order to calculate non-GAAP net income, which the company believes is a more meaningful measure of normalized operating performance and will assist investors in understanding results of operations on a comparative basis, the following items have been excluded from third quarter 2005 GAAP net loss:

o A non-recurring in-process research and development charge of $32.4 million related to the Pinnacle acquisition.
o  Non-cash acquisition-related amortization charges of $6.4 million.
o Restructuring costs of $2 million reflecting a revised estimate of a loss on a facility vacated by Avid in 1999.
o A Pinnacle acquisition-related tax charge of $1.2 million, offset by $468,000 of tax benefits related to acquisition-related amortization and restructuring.
o Stock-based compensation charges of $458,000 related to the acquisition of M-Audio in August 2004.

"We had a strong third quarter with all segments performing well," said David Krall, Avid's president and chief executive officer. "We are especially pleased with the performance of our broadcast and storage solutions in our video division. The integration of the Deko and MediaStream products from Pinnacle into our broadcast offering is off to a great start, and we're looking forward to offering our broadcast customers an even more complete solution than we have in the past. Audio also had a strong quarter, with Digidesign benefiting from the release of the Mbox(R) 2 portable micro-studio and continuing demand for its digital mixing consoles. Finally, our new Pinnacle consumer segment delivered a solid quarter, driven by the release of Pinnacle Studio(TM) version 10."

Revenues for the nine months ended September 30, 2005, were $530.5 million compared to revenues of $414.6 million for the same period in 2004. GAAP net income for the first nine months of 2005 was $15.6 million, or $.41 per diluted share, compared to GAAP net income of $49.2 million, or $1.43 per diluted share, for the same period in 2004. Excluding the in-process research and development charge, acquisition-related amortization, stock-based compensation, the Pinnacle acquisition-related tax charge, the tax benefit related to amortization, restructuring costs, and non-recurring expenses in the first quarter of 2004 related to the settlement of a lawsuit, non-GAAP net income for the nine months ended September 30, 2005, was $62.3 million, or $1.63 per diluted share, compared to $51.4 million, or $1.50 per diluted share, for the first nine months of 2004.

Use of Non-GAAP Financial Measures
The non-GAAP operating results listed above are "non-GAAP financial measures" under the rules of the Securities and Exchange Commission. These results have been included because management believes they are a meaningful measure of normalized operating performance and will assist investors in understanding the company's results of operations on a comparative basis. This non-GAAP information supplements, and is not intended to represent a measure of performance in accordance with disclosures required by generally accepted accounting principles, or GAAP. Management uses this information internally to more accurately assess the ongoing nature of operations and to measure performance on a comparative basis.

Conference Call
A conference call to discuss Avid's third quarter 2005 financial results and the company's outlook for the fourth quarter of 2005 and the full year 2006 will be held today, October 27, at 5:00 p.m. EDT. The call will be open to the public, and can be accessed by dialing (913) 981-5509 and referencing confirmation code 6447118. The call and subsequent replay will also be available on Avid's web site. To listen via this alternative, go to the Investor Relations page under the About Us menu at www.avid.com for complete details 10-15 minutes prior to the start of the conference call.

The above release includes forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995, about Avid's future performance. There are a number of factors that could cause actual events or results to differ materially from that indicated by such forward-looking statements, such as the competitive market in which Avid operates, market acceptance of Avid's existing and new products, Avid's ability to anticipate customer needs and the other factors set forth under the caption "Certain Factors That May Affect Future Results" in Avid's Form 10-Q for the quarter ended June 30, 2005, and other filings with the SEC. In addition, the forward-looking statements contained herein represent Avid's estimate only as of today and should not be relied upon as representing the company's estimate as of any subsequent date. While Avid may elect to update these forward-looking statements at some point in the future, Avid specifically disclaims any obligation to do so, even if the estimate changes.

About Avid Technology, Inc.
Avid Technology, Inc. is the world leader in digital nonlinear media creation, management, and distribution solutions, enabling film, video, audio, animation, games, and broadcast professionals to work more efficiently, productively, and creatively. For more information about the company's Oscar(R), Grammy(R), and Emmy(R) award-winning products and services, please visit: www.avid.com.

(C) 2005 Avid Technology, Inc. All rights reserved. Avid, Digidesign, Film Composer, M-Audio, Mbox, Pinnacle Studio and Pro Tools are either registered trademarks or trademarks of Avid Technology, Inc. or its subsidiaries in the United States and/or other countries. Avid received an Oscar statuette representing the 1998 Scientific and Technical Award for the concept, design, and engineering of the Avid Film Composer(R) system for motion picture editing. Digidesign, Avid's audio division, received an Oscar statuette representing the 2003 Scientific and Technical Award for the design, development, and implementation of its Pro Tools(R) digital audio workstation. Oscar is a trademark and service mark of the Academy of Motion Picture Arts and Sciences. Emmy is a registered trademark of ATAS/NATAS. Grammy is a trademark of the National Academy of Recording Arts and Sciences, Inc. All other trademarks contained herein are the property of their respective owners.

AVID TECHNOLOGY, INC
Condensed Consolidated Statements of Operations
(unaudited - in thousands, except per share data)

                                                       -------------------------     -------------------------
                                                                  GAAP                       NON - GAAP
                                                       -------------------------     -------------------------
                                                           Three Months Ended            Three Months Ended
                                                             September 30th,               September 30th,
                                                          2005          2004            2005          2004
                                                       -----------    ----------     -----------   -----------
Revenue
  Product                                                 $183,515      $131,550        $183,515      $131,550
  Service                                                   20,905        15,824          20,905        15,824
                                                       -----------    ----------     -----------   -----------
     Total Revenue                                         204,420       147,374         204,420       147,374
                                                       -----------    ----------     -----------   -----------

Cost of Revenue
  Product                                                  82,133        54,242          82,133        54,242
  Service                                                  11,587         8,603          11,587         8,603
  Amortization of intangible assets                         3,854           127               -             -
                                                       -----------    ----------     -----------   -----------
     Total Cost of Revenue                                 97,574        62,972          93,720        62,845

                                                       -----------    ----------     -----------   -----------
Gross Profit                                              106,846        84,402         110,700        84,529
                                                       -----------    ----------     -----------   -----------

Operating Expenses
  Research and development                                 29,600        23,781          29,600        23,781
  Marketing and selling                                    44,464        31,855          44,464        31,855
  General and administrative                               11,903         8,966          11,903         8,966
  Stock-based compensation (Note A)                           458           553               -             -
  In-process research & development                        32,390             -               -
  Amortization of intangible assets                         2,544           988               -             -
  Restructuring                                             1,997             -               -
                                                       -----------    ----------     -----------   -----------
     Total Operating Expenses                             123,356        66,143          85,967        64,602
                                                       -----------    ----------     -----------   -----------

Operating income (loss)                                   (16,510)       18,259          24,733        19,927
Interest and other income (expense), net                    1,719           651           1,719           651
                                                       -----------    ----------     -----------   -----------
Income (loss) before income taxes                         (14,791)       18,910          26,452        20,578
Provision for income taxes                                  2,231           181           2,231           181
GAAP tax adjustment provision (benefit), net                  735          (244)              -             -
                                                       -----------    ----------     -----------   -----------

Net Income (loss)                                        ($17,757)      $18,973         $24,221       $20,397
                                                       ===========    ==========     ===========   ===========

Net income per common share - basic                        ($0.46)        $0.58           $0.62         $0.62

Net income per common share - diluted                      ($0.46)        $0.54           $0.60         $0.58

Weighted average common shares outstanding - basic         38,935        32,737          38,935        32,737

Weighted average common shares outstanding - diluted       38,935        35,033          40,264        35,033

Note
----
A. For the three month period ended 9/30/2005, stock based compensation related to stock options issued as part of the acquisition of M-Audio is comprised of $36 of Research and development expense, $137 of Marketing and selling expense, and $285 of General and administrative expense, based on the departmental classification of the option holders.

For the three month period ended 9/30/2004, stock based compensation related to stock options issued as part of the acquisition of M-Audio is comprised of $99 of Research and development expense, $154 of Marketing and selling expense, and $300 of General and administrative expense, based on the departmental classification of the option holders.

Reconciliation of Non-GAAP net income to GAAP net income (loss):
                                        Three months ended September 30,
                                             2005          2004
                                          -----------    ----------
Non-GAAP net income                         $ 24,221      $ 20,397
Stock-based compensation                        (458)         (553)
In-process research & development            (32,390)            -
Amortization of intangible assets             (6,398)       (1,115)
Restructuring                                 (1,997)            -
GAAP tax adjustment provision (benefit), net    (735)          244
                                          -----------    ----------
GAAP net income (loss)                      $(17,757)      $18,973
                                          ===========    ==========

AVID TECHNOLOGY, INC
Condensed Consolidated Statements of Operations
(unaudited - in thousands, except per share data)

                                                       --------------------------      --------------------------
                                                                  GAAP                         NON - GAAP
                                                       --------------------------      --------------------------
                                                             Nine Months Ended              Nine Months Ended
                                                              September 30th,                 September 30th,
                                                          2005           2004             2005           2004
                                                       -----------    -----------      -----------    -----------
Revenue
  Product                                                $472,327       $369,403         $472,327       $369,403
  Service                                                  58,145         45,231           58,145         45,231
                                                       -----------    -----------      -----------    -----------
     Total Revenue                                        530,472        414,634          530,472        414,634
                                                       -----------    -----------      -----------    -----------

Cost of Revenue
  Product                                                 204,274        152,907          204,274        152,907
  Service                                                  31,684         25,036           31,684         25,036
  Amortization of intangible assets                         4,417            127                -              -
                                                       -----------    -----------      -----------    -----------
     Total Cost of Revenue                                240,375        178,070          235,958        177,943

                                                       -----------    -----------      -----------    -----------
Gross Profit                                              290,097        236,564          294,514        236,691
                                                       -----------    -----------      -----------    -----------

Operating Expenses
  Research and development                                 79,096         68,997           79,096         68,997
  Marketing and selling                                   120,403         93,200          120,403         93,200
  General and administrative                               31,752         23,200           31,752         23,200
  Stock-based compensation (Note A)                         1,830            553                -              -
  In-process research & development                        32,390              -                -              -
  Amortization of intangible assets                         5,729          1,976                -              -
  Restructuring                                             1,997              -                -              -
                                                       -----------    -----------      -----------    -----------
     Total Operating Expenses                             273,197        187,926          231,251        185,397
                                                       -----------    -----------      -----------    -----------

Operating income                                           16,900         48,638           63,263         51,294
Interest and other income, net                              3,735          1,736            3,735          1,736
Legal settlement                                                -         (1,050)               -              -
                                                       -----------    -----------      -----------    -----------
Income before income taxes                                 20,635         49,324           66,998         53,030
Provision for income taxes                                  4,690          1,581            4,690          1,581
GAAP tax adjustment provision (benefit), net                  390         (1,444)               -              -
                                                       -----------    -----------      -----------    -----------

Net Income                                                $15,555        $49,187          $62,308        $51,449
                                                       ===========    ===========      ===========    ===========

Net income per common share - basic                         $0.43          $1.54            $1.71          $1.61

Net income per common share - diluted                       $0.41          $1.43            $1.63          $1.50

Weighted average common shares outstanding - basic         36,381         31,857           36,381         31,857

Weighted average common shares outstanding - diluted       38,217         34,374           38,217         34,374

Note
For the nine month period ended 9/30/2005, stock based compensation related to stock options issued as part of the acquisition of M-Audio is comprised of $129 of Research and development expense, $492 of Marketing and selling expense, and $1,209 of General and administrative expense, based on the departmental classification of the option holders.

For the nine month period ended 9/30/2004, stock based compensation related to stock options issued as part of the acquisition of M-Audio is comprised of $99 of Research and development expense, $154 of Marketing and selling expense, and $300 of General and administrative expense, based on the departmental classification of the option holders.

Reconciliation of Non-GAAP net income to GAAP net income:
                                             Nine months ended September 30,
                                               2005           2004
                                            -----------    -----------

 Non-GAAP net income                          $ 62,308       $ 51,449
 Stock-based compensation                       (1,830)          (553)
 In-process research & development             (32,390)             -
 Amortization of intangible assets             (10,146)        (2,103)
 Restructuring                                  (1,997)             -
 GAAP tax adjustment provision (benefit), net     (390)         1,444
 Legal settlement                                    -         (1,050)
                                            -----------    -----------
 GAAP net income                              $ 15,555       $ 49,187
                                            ===========    ===========

Avid Technology, Inc.
Condensed Consolidated Balance Sheets
(in thousands)

                                                         September 30,          December 31,
                                                             2005                  2004
                                                       -----------------     -----------------
ASSETS:
Current assets:
 Cash and marketable securities                             $ 228,639             $ 155,419
 Accounts receivable, net of allowances of
 $21,399 and $9,334 at September 30, 2005 and
 December 31, 2004, respectively                              127,743                97,536
 Inventories                                                   93,219                53,946
 Prepaid and other current assets                              24,356                19,407
                                                       -----------------     -----------------
     Total current assets                                     473,957               326,308

 Property and equipment, net                                   39,237                29,092
 Goodwill                                                     395,832               165,803
 Other intangible assets, net                                 128,751                46,884
 Other assets                                                   9,546                 8,147
                                                       -----------------     -----------------
     Total assets                                          $1,047,323             $ 576,234
                                                       =================     =================

LIABILITIES AND STOCKHOLDERS' EQUITY:
Current liabilities:
 Accounts payable                                            $ 38,335              $ 26,517
 Accrued expenses and other current liabilities               113,137                74,727
 Deferred revenues                                             70,514                48,680
                                                       -----------------     -----------------
     Total current liabilities                                221,986               149,924

 Long term liabilities, less current portion                   11,736                 1,689
                                                       -----------------     -----------------
     Total liabilities                                        233,722               151,613
                                                       -----------------     -----------------

Stockholders' equity:
 Common stock                                                     417                   348
 Additional paid-in capital                                   920,596               546,849
 Accumulated deficit                                         (107,223)             (122,775)
 Deferred compensation                                         (2,308)               (4,392)
 Accumulated other comprehensive income                         2,119                 4,591
                                                       -----------------     -----------------
     Total stockholders' equity                               813,601               424,621
                                                       -----------------     -----------------

     Total liabilities and stockholders' equity           $ 1,047,323             $ 576,234
                                                       =================     =================
